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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): September 26, 2001
                                                         --------------------
                                                         (September 20, 2001)

                          UNIVERSAL DISPLAY CORPORATION
                     --------------------------------------
                 (Exact Name of Registrant Specified in Charter)


       Pennsylvania                   1-12031                   23-2372688
   ---------------------           ----------------             ----------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)



             375 Phillips Boulevard
                   Ewing, NJ                                     08618
---------------------------------------------               ---------------
 (Address of Principal Executive Offices)                     (Zip Code)



       Registrant's telephone number, including area code: (609) 671-0980
                                                           ---------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events.

         On September 20, 2001, the Registrant completed an amendment (the "Amendment") to the August 22, 2001 purchase agreement (the "Purchase Agreement") for its private placement to two institutional investors, Pine Ridge Financial Inc. and Strong River Investments, Inc. (the "Purchasers").

         Pursuant to the Amendment, the terms under which the Purchasers are obligated to purchase, and the Company is obligate to sell, $5 million of the Company's Series D Preferred Stock were modified as follows:

         The purchase will occur on the 30th trading day following the effective date of a Registration Statement required to be filed by the Purchase Agreement with respect to, among other things, the shares of the Company's Common Stock into which the Series D Preferred Stock is convertible (the "Effective Date").

         However, the Company may cancel this purchase of the Series D Preferred Stock if the average of the Closing Prices (as defined in the Purchase Agreement) of the Company's Common Stock for the 18 trading day period ending on the 10th day following the Effective Date is less than $12.00. In addition, the Purchasers may cancel the purchase of the Series D Preferred Stock if the Effective Date does not occur by December 12, 2001.

         Also pursuant to the Amendment, the initial conversion price of the Series D Stock will equal the average of the volume weighted average prices (the "VWAP") of the Common Stock for the 36 trading days commencing on the 8th trading day prior to the date on which the above-described Registration Statement is declared effective.

         The Amendment does not affect any terms of the Purchase Agreement relating to the Series C Preferred Stock or the Secured Convertible Notes that were issued to the Purchasers thereunder.

         This summary description of the terms of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as an exhibit hereto.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

Exhibit Number                  Exhibit Title
--------------                  -------------


10.1 First Amendment, dated as of September 20, 2001, to the Securities Purchase Agreement dated as of August 22, 2001 among the Company, Pine Ridge Financial Inc. and Strong River Investors

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              UNIVERSAL DISPLAY CORPORATION
                                                       (Registrant)


                                              By  /s/ Steven V. Abramson
                                                 --------------------------
                                                 Steven V. Abramson
                                                 President


Dated:  September 26, 2001



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                                  EXHIBIT INDEX

Exhibit Number                            Exhibit Title
--------------                            -------------


10.1 First Amendment, dated as of September 20, 2001, to the Securities Purchase Agreement dated as of August 22, 2001 among the Company, Pine Ridge Financial Inc. and Strong River Investors. (Incorporated by reference to Exhibit 10.9 filed with the Company's Registration Statement on Form S-3 (Commission File No. 333-69854).)